AMENDMENT
                                        TO THE
                          1990 UNISYS LONG-TERM INCENTIVE PLAN

I. Section 6.3(e) of the 1990 Unisys Long-Term Incentive Plan is amended and restated in its entirety, effective April 28, 1999, to read as follows:

      "(e)  EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS UPON
TERMINATION OF EMPLOYMENT.

            (1) TERMINATION OF VESTED OPTIONS AND STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT.

                  (A) TERMINATION. In the event of Termination of Employment of a Participant other than because of death, disability or retirement on a Normal Retirement Date, to the extent the right to exercise the Option or Stock Appreciation Right has accrued at the date of Termination of Employment, the right of the Participant to exercise the Option or Stock Appreciation Right under the Plan shall terminate at the date of such Termination of Employment, unless otherwise provided in this
Section 6.3(e) or as otherwise provided by the Committee in accordance with
Section 6.3(d).

                  (B) DISABILITY OR RETIREMENT. Upon a Participant's Termination of Employment by reason of disability or retirement on a Normal Retirement Date, a Participant may, within five years after the Termination of Employment, exercise all or a part of his or her Options which were exercisable upon such Termination of Employment (or which became exercisable at a later date pursuant to Section 6.3(e)(2)), and may, within six months after Termination of Employment, exercise all or a part of his or her Stock Appreciation Rights which he or she was entitled to exercise upon Termination of Employment (or which became exercisable at a later date pursuant to Section 6.3(e)(2)). In no event, however, may any Option or Stock Appreciation Right be exercised later than the date described in
Section 6.3(b)(1), (3) or (4).

                  (C) DEATH. In the event of the death of a Participant while employed by Unisys or a Subsidiary, or within the additional period of time from the date of Termination of Employment and prior to the expiration of the Option or Stock Appreciation Right as permitted in
Section 6.3(e) (1)(B) or Section 6.3(e)(3), to the extent the right to exercise the Option or Stock Appreciation Right accrued as of the date of such Termination of Employment or thereafter and did not expire during such additional period and prior to the Participant's death, the right of the Participant's Beneficiary to exercise the Option under the Plan shall expire upon the earliest of (i) five years from the date of the Participant's death or (ii) five years from the date of the Participant's Termination of Employment or (iii) the date of expiration of the Option determined pursuant to Section 6.3(b)(1), (3) or (4). Unless otherwise provided by the Committee in accordance with Section 6.3(d), Stock Appreciation Rights shall expire upon the Participant's death.

            (2) TERMINATION OF UNVESTED OPTIONS OR STOCK APPRECIATION RIGHTS UPON TERMINATION OF EMPLOYMENT. Except as otherwise provided in
Section 6.3(e)(3), to the extent the right to exercise an Option or a Stock Appreciation Right, or any portion thereof, has not accrued as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, within its discretion and under such terms as it deems appropriate, may permit a Participant who terminates employment on a Normal Retirement Date or Other Retirement Date and who will continue to render significant services to Unisys or one of its Subsidiaries after his or her Termination of Employment, to continue vesting in his or her Options and Stock Appreciation Rights during the period in which the individual continues to render such services.

            (3) CONTINUED VESTING IN OPTIONS UPON RETIREMENT AT AGE 55 WITH FIVE YEARS OF SERVICE -- EXTENDED PERIOD OF EXERCISE -- EFFECTIVE FOR OPTION GRANTS MADE ON AND AFTER APRIL 28, 1999. Notwithstanding anything in this Section 6.3(e) to the contrary, with respect to any Option or Stock Appreciation Right granted on or after April 28, 1999,

                  (A) to the extent that the right to exercise the Option or Stock Appreciation Right, or any portion thereof, has not accrued as of the date of Termination of Employment, the Participant shall continue to vest in the Option or Stock Appreciation Right after Termination of Employment in accordance with the vesting schedule contained in the applicable Award Agreement, and

                  (B) the Participant may exercise the Option, to the extent the right to exercise has accrued as of the date of Termination of Employment or thereafter in accordance with this Section 6.3(e)(3), within five years of the date of the Participant's Termination of Employment, and may exercise the Stock Appreciation Right, to the extent the right to exercise has accrued as of the date of Termination of Employment or thereafter in accordance with this Section 6.3(e)(3), within six months of the date of the Participant's Termination of Employment, provided that the Termination of Employment occurs after the Participant has attained age 55 and completed five years of service with Unisys and/or its Subsidiaries. In no event, however, may any Option or Stock
Appreciation Right be exercised later than the date described in Section 6.3(b)(1), (3) or (4)."